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                                                                   EXHIBIT 10.78

                               AMENDMENT NO. 2 TO
                              CONSULTING AGREEMENT
                                 BY AND BETWEEN
                           I.C. ISAACS & COMPANY, INC.
                                       AND
                                  GARY BRASHERS

                  THIS AMENDMENT NO. 2, dated as of August 25, 2000, is made a part of that certain CONSULTING AGREEMENT, dated as August 27, 1998, by and between I. C. Isaacs & Company, Inc. (the "Company") and Gary Brashers (the "Consultant") (the "1998 Agreement"), as amended by that certain AMENDMENT NO. 1 TO CONSULTING AGREEMENT, dated as of February 11, 1999, by and between the Company and the Consultant (hereinafter referred to, together with the 1998 Agreement, as the "Agreement"). It is intended by the parties that the terms of this Amendment No. 2, to the extent that they are more specific than the terms contained in the Agreement, or to the extent that they should conflict with the terms contained in the Agreement, shall supersede the terms of the Agreement.

                              W I T N E S S E T H:

         Accordingly, in consideration of the mutual covenants and representations contained herein and the mutual benefits derived herefrom, the parties hereto agree as follows:

          1. Paragraph 2 of the Agreement is hereby restated in its entirety as follows:

          2. TERM. This Agreement shall begin August 27, 1998 and shall continue until August 27, 2001 (the "Term"), unless earlier terminated in accordance with the terms hereof.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 2 on the date first above written.


ATTEST:                                   I.C. ISAACS & COMPANY, INC.


/s/ Eugene C. Wielepski                   By:  /s/ Robert J. Arnot
____________________________________      _____________________________________
Secretary                                      Robert J. Arnot, President


WITNESS:                                  CONSULTANT

/s/ Teresa Bradley                        /s/ Gary Brashers
____________________________________      _____________________________________
                                               Gary Brashers